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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
                                _________________

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 21, 1996



                                 EATERIES, INC.
               (Exact name of registrant as specified in charter)



           Oklahoma                     0-14968                  73-1230348
(State or other jurisdiction    (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)



                         3240 W. Britton Road, Suite 202
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 755-3607
              (Registrant's telephone number, including area code)



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Item 8. CHANGE IN FISCAL YEAR

     On February 21, 1996, the Board of Directors of the Company approved a change of the Company's fiscal year from a calendar year to the following:

     Effective January 1, 1996, the fiscal year end of the Company shall be the last Sunday in December. The four quarterly periods for Securities and Exchange Commission reporting purposes in each fiscal year shall end on the last Sunday in March, June, September, and December.

     No report covering a transition period is required in connection with the change of the Company's fiscal year. The report on Form 10-Q for the fiscal quarter ending on March 31, 1996 will be the first form to be reported using the new fiscal year end.


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                EATERIES, INC.



                                /s/ AUGUST A. HEHEMANN
                                ------------------------------------------
                                August A. Hehemann
                                Vice President/Treasurer
                                Principal Financial and Accounting Officer



Date:   March 5, 1996